UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                        SCHEDULE 14C INFORMATION


Preliminary Information Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the registrant       |X|

Filed by a party other than the registrant| |

Check the appropriate box:

| |  Preliminary information statement    | | Confidential, for use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

|X| Definitive information statement

| | Definitive additional materials

| | Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12



                        OAK BROOK CAPITAL III, INC.
            (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Information Statement, if Other Than the Registrant)

                             Not Applicable

Payment of Filing Fee(Check the appropriate box):

|X| No fee required.

| | Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

     Common

(2) Aggregate number of securities to which transactions apply:


     Jovus              Alpha Fiber Merger
     6,594,447          1,198,055

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     Not Applicable

(4) Proposed maximum aggregate value of transaction:

     Not Applicable

(5) Total fee paid:

| | Fee paid previously with preliminary materials:

| | Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

     Not Applicable

(2) Form Schedule or Registration Statement No.:

     Not Applicable

(3) Filing Party:

     Nadeau & Simmons, P.C.
     1250 Turks Head Building
     Providence, RI 02903
     401-272-5800

(4) Date Filed:

     October 11, 2000

By Order of the Board of Directors


Mark T. Thatcher,
President

Providence, Rhode Island
October 11, 2000


       MANAGEMENT HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING.
                  YOUR COOPERATION WILL BE APPRECIATED.

  STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY,
                OTHERWISE YOUR VOTE WILL NOT BE COUNTED.


                       OAK BROOK CAPITAL III, INC.

                             October 11, 2000


To the Shareholders of
OAK BROOK CAPITAL III, INC.:

Dear Fellow Shareholders:

Attached please find a notice of annual meeting of the shareholders of OAK BROOK CAPITAL III, INC. (hereinafter referred to as "OAK BROOK" and/or the "Company"), that will be held at the Company headquarters, 1250 Turks Head Building, Providence, Rhode Island 02903, on October 20, 2000, at 10:00 a.m., Eastern Daylight Time ("EDT"). The purpose of this meeting is to consider, discuss, vote and act upon the following:

(i) Restating and amending the Company's Articles of Incorporation in order to change its name from OAK BROOK CAPITAL III, INC. to "ALPHA FIBER, INC." ("name change");

(ii) Approving an Agreement and Plan of Merger and Reorganization (the "Alpha Merger") whereby ALPHA FIBER MERGER CORPORATION (hereinafter referred to as "ALPHA") will be acquired by OAK BROOK; and

(iii)Approving a Plan and Agreement of Merger and Reorganization (the "Jovus Merger") whereby JOVUS, LTD. (hereinafter referred to as "JOVUS") will be acquired by OAK BROOK; and

Page 2
Oak Brook Shareholders
October 11, 2000
______________________


(iv) electing a new Board of Directors.

Certain officers, directors and affiliates of PROVIDENCE who own in excess of 50.00% of the outstanding voting shares of the Company have advised the Company that they intend to vote in favor of each item set forth above. Consequently, the proposals will be approved at the annual meeting of stockholders.

OAK BROOK hereby offers its shareholders Dissenter's Rights as provided for in Article 7-113-101 through 7-113-302 of the Colorado Business Corporation Act ("CBCA"), as amended. If a OAK BROOK shareholder elects to exercise their Dissenter's Rights in accordance with Article 7-113-204, said shareholder of OAK BROOK will be paid the fair value thereof as determined by the Board of Directors. The Board of Directors has determined the fair value of each share of Common Stock to be $0.11. The determination of the per share fair value was computed based on a number of considerations including the following:

(i)  the Company has had no operations for approximately two years;

(ii) the Company has negative book value and no assets as of June 30, 2000;

(iii)other similar public shell companies have in effect been sold in the marketplace for cash consideration of $150,000 to $200,000 which would result in a fully diluted per share value of approximately $0.11 per share.

In the event a shareholder elects to exercise Dissenters' Rights, such shareholder must comply with the applicable procedures set forth in Sections 7-113-201 through 7-113-209 of the CBCA in order to receive payment of the fair value of any Common Shares. In compliance with
Section 7-113-201 of the CBCA, a copy of Article 113 of the CBCA is set forth at Item 3 of the accompanying Information Statement filed on
Schedule 14C (the "Information Statement") dated October 11, 2000.

Page 3
Oak Brook Shareholders
October 11, 2000
______________________

The Company is also including herewith a copy of its Registration Statement on Form 10-SB, filed as an exhibit to the Information Statement. If there are any questions or any further information is required with respect to the meeting and the transactions contemplated thereby, please contact me at (401) 272-5800 or Adam S. Clavell, Esq., Nadeau & Simmons, P.C., 1250 Turks Head Building, Providence, RI 02903
(401) 272-5800.

                              Warmest regards,


                              /s/ Mark T. Thatcher

                              MARK T. THATCHER, President


DATED: October 11, 2000

                             DEFINITIVE COPY

                       OAK BROOK CAPITAL III, INC.
                        1250 TURKS HEAD BUILDING
                     PROVIDENCE, RHODE ISLAND 02903


--------------------------------------------------------------------------------

                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------


                       OAK BROOK CAPITAL III, INC.

                      Dated as of October 11, 2000


To the Stockholders of Oak Brook:

Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned, being the Secretary of OAK BROOK CAPITAL III, INC., provides that:
________________________________________________________________________

Notice is hereby given that the annual meeting (the "Meeting") of the stockholders of OAK BROOK CAPITAL III, INC. (hereinafter referred to as "OAK BROOK" and/or the "Company"), a Colorado corporation, will be held at the Company headquarters, 1250 Turks Head Building, Providence, Rhode Island, on October 20, 2000, at 10:00 a.m., Eastern Daylight Time ("EDT").
________________________________________________________________________

The purpose of this meeting is to consider, discuss, vote and act upon the following:

(i) Restating and amending the Company's Articles of Incorporation in order to change its name from OAK BROOK CAPITAL III, INC. to "ALPHA FIBRE, INC." ("name change");

(ii) Approving an Agreement and Plan of Merger and Reorganization, (the "Alpha Merger") whereby ALPHA FIBER MERGER CORPORATION (hereinafter referred to as "ALPHA" will be acquired by OAK BROOK;

(iii)Approving a Plan and Agreement of Merger and Reorganization, (the "Jovus Merger") whereby JOVUS, LTD. (hereinafter referred to as "JOVUS" will be acquired by OAK BROOK; and

(iv) electing a new Board of Directors.

Certain officers, directors and affiliates of OAK BROOK who own in excess of 50.00% of the outstanding voting shares of the Company have advised the Company that they intend to vote in favor of each item set forth above. Consequently, the proposals will be approved at the annual meeting of stockholders.

OAK BROOK hereby offers its shareholders Dissenter's Rights as provided for in Article 7-113-101 through 7-113-302 of the Colorado Business Corporation Act ("CBCA"), as amended. If any OAK BROOK shareholder elects to exercise their Dissenter's Rights in accordance with Article 7-113-204, said shareholder of OAK BROOK will be paid the fair value thereof as determined by the Board of Directors.

The Board of Directors has determined the fair value of each share of Common Stock to be $0.11. The determination of the per share fair value was computed based on a number of considerations including the following:

(i)   the Company has had no operations for approximately two years;

(ii)  the Company has negative book value and no assets as of June 30, 2000;

(iii) other similar public shell companies have in effect been sold in the marketplace for cash consideration of $150,000 to $200,000 which would result in a fully diluted per share value of approximately $0.11 per share.

In the event a shareholder elects to exercise Dissenters' Rights, such shareholder must comply with the applicable procedures set forth in Sections 7-113-201 through 7-113-209 of the CBCA in order to receive payment of the fair value of any Common Shares. In compliance with Section 7-113-201 of the CBCA, a copy of Article 113 of the CBCA is set forth at Item 3 of the accompanying Information Statement filed on Schedule 14 C (the "Information Statement") dated October 11, 2000.

In order to obtain the fair value payment for OAK BROOK shares, a shareholder must mail or deliver their intention no later than November 11, 2000, to the following address:

     The Board of Directors
     Oak Brook Capital III, Inc.
     1250 Turks Head Building
     Providence, Rhode Island
     02903

The Board of Directors of the Company believe that the Merger will be in the best interest of the OAK BROOK shareholders. However, shareholders are entitled to assert the above stated Dissenter's Rights (fair value of $0.11 per share) no later than November 11, 2000, as a result of this transaction as explained in Section 7-111 of the CBCA. We are not asking you for a proxy in conjunction with this Meeting, but you are urged to attend the Meeting to vote your shares in person.

Upon the approval of the Proposals, OAK BROOK, ALPHA and JOVUS will immediately file an appropriate Articles of Merger in accordance with Colorado and St. Vincent and the Grenadines law to effect the Merger and file articles of amendment to the Articles of Incorporation of OAK BROOK in accordance with Colorado law to effect a name change of OAK BROOK. The Merger will become effective upon the completion of the filing. At the completion of the proposed Merger, each OAK BROOK shareholder will maintain their current shares of OAK BROOK Common Stock. The Board of Directors of the Company believes that the Proposals will be in the best interest of OAK BROOK shareholders and recommends their adoption.

The Company is also including herewith a copy of its Registration Statement on Form 10-SB, filed as an exhibit to the Information Statement.

If there are any questions or further information is required with respect to the Proposals, please contact Adam S. Clavell, Esq. at 1250 Turks Head Building, Providence, Rhode Island 02903 (401) 272-5800.


By order of the Board of Directors,

/s/ Mark T. Thatcher

MARK T. THATCHER, President

DATED: October 11, 2000

                 ______________________________________


                    DEFINITIVE INFORMATION STATEMENT

       ANNUAL MEETING OF STOCKHOLDERS TO BE HELD OCTOBER 20, 2000

                 ______________________________________

                       OAK BROOK CAPITAL III, INC.
                        1250 TURKS HEAD BUILDING
                     PROVIDENCE, RHODE ISLAND 02903

                             OCTOBER 20, 2000


GENERAL INFORMATION

This Information Statement is furnished in connection with an Annual Meeting of Stockholders called by the Board of Directors (the "Board") of Oak Brook Capital III, Inc. ("Oak Brook"), to be held at 1250 Turks Head Building, Providence, Rhode Island at 10:00 a.m. local time on October 20, 2000, and at any and all postponements, continuations or adjournments thereof (collectively the "Meeting"). This Information Statement and the accompanying Notice of Annual Meeting will be first mailed or given to Oak Brook's stockholders on or about October 10, 2000.

All shares of Oak Brook's common stock, no par value per share (the "Voting Shares"), represented in person will be eligible to be voted at the Meeting.


                    WE ARE NOT ASKING FOR A PROXY AND

                YOU ARE REQUESTED NOT TO SEND US A PROXY.

ITEM 1. DATE, TIME AND PLACE INFORMATION


The enclosed information statement is provided by the Board of Oak Brook for use at the Annual Meeting of Stockholders to be held at the Company's headquarters at 1250 Turks Head Building, Providence, Rhode Island at 10:00 a.m. on October 20, 2000, and at any adjournment or adjournments thereof.

Stockholders of record at the close of business on October 20, 2000 (the "Record Date") will be entitled to vote at the meeting or any adjournment or adjournments thereof. On that date the Company had outstanding shares of Common Stock entitled to one (1) vote per share (the "Voting Shares").

The affirmative vote of the holders of a majority of the Company's Voting Shares is required to approve each of the Proposals.

The presence of the holders of a majority of the issued and outstanding shares of Voting Shares voting as a single class, entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business at the meeting.


BACKGROUND INFORMATION

An Agreement and Plan of Merger and Reorganization (the "Alpha Agreement") was executed on September 19, 2000 by and among OAK BROOK and ALPHA FIBER MERGER CORPORATION ("ALPHA"). OAK BROOK is a corporation duly organized and validly existing under the laws of the State of Colorado, with its registered office at 17 West Cheyenne Mountain Boulevard, Colorado Springs, Colorado 80906 its principal executive office at 1250 Turks Head Building, Providence, Rhode Island 02903, and its phone number is (401)272-5800; ALPHA FIBER MERGER CORPORATION is a corporation duly organized and validly existing under the laws of the State of Colorado, with its registered office located in the city of Colorado Springs, State of Colorado, its principal executive office at 801 Falmouth Street, Thousand Oaks, California and its phone number is (805) 497-8900.

A Plan and Agreement of Merger and Reorganization (the "Jovus Agreement") was executed on September 19, 2000 by and among OAK BROOK, FORTE HOLDINGS, LTD., ("FORTE") and JOVUS, LTD. OAK BROOK is described in the preceding paragraph; FORTE, a wholly-owned subsidiary of OAK BROOK, is a corporation duly organized and validly existing under the laws of St. Vincent and the Grenadines, with its registered office located at Trust House, 112 Bonadie Street, Kingstown,
St. Vincent and its phone number is 1 (784) 457-1145; JOVUS is a corporation duly organized and validly existing under the laws of St. Vincent and the Grenadines, its registered office at Trust House, 112 Bonadie Street,
Kingstown, Saint Vincent and its phone number is 1 (784) 457-1145.

The respective boards of directors of OAK BROOK and ALPHA deemed it desirable and in the best interests of their respective corporations, for OAK BROOK to acquire the outstanding capital stock of ALPHA in exchange for One Million One Hundred Ninety-Eight Thousand Fifty-Five (1,198,055) shares of the common stock of OAK BROOK and have proposed, declared advisable and approved such exchange (collectively, the "ALPHA Merger") pursuant to the ALPHA Agreement, which Agreement have been duly approved by resolutions of the respective boards of directors of Oak Brook and Alpha.
The ALPHA Agreement requires that a shareholders' meeting be called by OAK BROOK for the purposes of approving the ALPHA Merger prior to closing.

The respective Boards of Directors OAK BROOK and JOVUS deem it desirable and in the best interests of their respective corporations, for OAK BROOK to acquire the outstanding capital stock of JOVUS in exchange for Six Million Five
Hundred Ninety-Four Thousand Four Hundred Forty-Seven (6,594,447) shares of the common stock of OAK BROOK and have proposed, declared advisable and approved such exchange (collectively, the "JOVUS Merger") pursuant to the JOVUS Agreement, which Agreement has been duly approved by resolutions of the respective boards of directors of OAK BROOK and JOVUS. The JOVUS Agreement requires that a shareholders' meeting be called by OAK BROOK for the purposes of approving the JOVUS Merger prior to closing.

For the purposes of efficiency, the shareholders of OAK BROOK shall vote on both the ALPHA Merger and the JOVUS Merger on October 20, 2000.


PROPOSAL ONE AMENDMENT TO ARTICLES OF INCORPORATION

The Board of Directors has unanimously approved, and recommends for shareholder approval, the restatement and amendment of the Company's Articles of Incorporation in order to change the Company's name to "ALPHA FIBRE, INC.". Approval of the restatement and amendment will not result in any other material amendment or change to the Company's Articles of Incorporation. The restatement and amendment is required to effect the Company's acquisition of ALPHA and JOVUS.


PROPOSAL TWO APPROVAL OF ALPHA AGREEMENT AND PLAN
OF MERGER AND REORGANIZATION

The Board of Directors has unanimously approved, and recommends for shareholder approval, an Agreement and Plan of Merger and Reorganization (the "Alpha Merger"), whereby OAK BROOK will acquire all issued and outstanding capital stock of ALPHA in exchange for One Million One Hundred Ninety-Eight Thousand Fifty-Five (1,198,055) of the Common Stock of
OAK BROOK.

PROPOSAL THREE APPROVAL OF JOVUS AGREEMENT AND PLAN
OF MERGER AND REORGANIZATION

The Board of Directors has unanimously approved, and recommends for shareholder approval, an Plan and Agreement of Merger and Reorganization (the "Jovus Merger"), whereby OAK BROOK will acquire all issued and outstanding capital stock of JOVUS in exchange for Six Million Five Hundred Ninety-Four Thousand Four Hundred Forty-Seven (6,594,447) of the Common Stock of OAK BROOK.

Hereinafter, unless otherwise specified, the Alpha Merger and the Jovus Merger shall be collectively referred to as the "Merger."

PROPOSAL FOUR ELECTION OF DIRECTORS

At the Meeting, the successors to the current Board of Directors will be elected for a term of office, such term to commence on the effective date of the Merger. The nominee directors who are chosen to fill vacancies on the Board shall hold office until the next election for which those nominee directors are chosen, and until their successors are duly elected by the stockholders.

The following table sets forth the ages of and positions and offices presently held by each nominee director of the Company. For information about ownership of the Company's Voting Securities by each nominee director, see "BENEFICIAL OWNERSHIP OF VOTING SECURITIES."

                                     Date First
                                     Became        Positions and Offices
Name                        Age      Director      With the Company**
-------------------------   -----    -----------   ---------------------
Dr. Prabhat Krishnaswamy    42       N/A

Deborah L. Kern             47       N/A

Robert J. Nagy                       N/A



------------------------------------------------------------------------------
**   Nominees for election at this meeting.
     Please see personal biographies below and at Item. 7


ITEM 2. REVOCABILITY OF PROXY

Not Applicable


ITEM 3. DISSENTERS' RIGHT OF APPRAISAL

OAK BROOK hereby offers its shareholders Dissenter's Rights as provided for in Article 7-113-101 through 7-113-302 of the CBCA. If a OAK BROOK shareholder elects to exercise their Dissenter's Rights in accordance with Article 7-113-204, said shareholder of OAK BROOK will be paid the fair value thereof as determined by the Board of Directors.

The Board of Directors has determined the fair value of each share of Common Stock to be $0.11. The determination of the per share fair value was computed based on a number of considerations including the following:

(i)  the Company has had no operations for approximately two years;

(ii) the Company has negative book value and no assets as of June 30, 2000; and

(iii)other similar public shell companies have in effect been sold in the marketplace for cash consideration of $150,000 to $200,000 which would result in a fully diluted per share value of approximately $0.11 per share.

The Board of Directors of the Company believe that the Merger will be in the best interest of OAK BROOK shareholders. However, shareholders are entitled to assert their Dissenter's Rights (fair market value of $0.11 per share) no later than November 20, 2000, as a result of this transaction as explained in Section 7-111 of the CBCA.

In order to obtain the fair market value payment for OAK BROOK shares, a shareholder must mail or deliver their intention to the following address:

The Board of Directors
Oak Brook Capital III, Inc.
1250 Turks Head Building
Providence, RI 02903

Pursuant to Article 113 of the CBCA, each shareholder has the right and is entitled to dissent from the completion of the Merger and receive payment of the fair value of the Common Shares owned by any such shareholder ("Dissenters' Rights"). In the event a shareholder elects to exercise Dissenters' Rights, such shareholder must comply with the applicable procedures set forth in Sections 7-113-201 through 7-113-209 of the CBCA, as summarized below, in order to receive payment of the fair value of any Common Shares. In compliance with Section 7-113-201 of the CBCA, a copy of Article 113 of the CBCA and its summary are set forth below.

SUMMARY OF ARTICLE 113 OF THE CBCA

THE FOLLOWING IS ONLY A SUMMARY OF THE PROCEDURES FOR DISSENTING
SHAREHOLDERS PRESCRIBED BY SECTIONS 7-113-101 THROUGH 7-113-302 OF THE CBCA AND IS QUALIFIED IN ITS ENTIRETY BY THE FULL TEXT OF ARTICLE 113 OF THE CBCA AS SET FORTH BELOW

Section 7-113-102 of the CBCA provides that each record or beneficial shareholder of the Company is entitled to dissent from the Merger and demand payment of the fair value of the shares of Common Stock owned by such shareholder. In accordance with Section 7-113-202 of the CBCA, in order for a shareholder to exercise Dissenters' Rights, such shareholder must, prior to the taking of the vote of the shareholders on the Merger, deliver to the Company written notice of such shareholder's intent to demand payment for shares in the event the Merger is approved and shall not vote such shareholder's shares in favor of the Merger.

In accordance with Section 7-113-203 of the CBCA, within ten days after the Merger is effected, the Company must deliver a written dissenter's notice ("Dissenter's Notice") to all shareholders who satisfy the requirements of Section 7-113-202 of the CBCA. The Dissenter's Notice must state that the Merger was authorized and the effective date of the Merger, set forth the address at which the Company will receive payment demands and where stock certificates shall be deposited, supply a form for demanding payment, which form shall request an address from the dissenting shareholder to which payment is to be made, and set the date by which the Company must receive the payment demand and stock certificates, which date shall not be less than 30 days after the date the Dissenter's Notice was delivered. Furthermore, the Dissenter's Notice may require that all beneficial shareholders, if any, certify as to the assertion of Dissenters' Rights, and be accompanied by Article 113 of the CBCA.

Pursuant to Section 7-113-204 of the CBCA, a shareholder receiving the Dissenter's Notice must demand payment in writing and deposit such shareholder's stock certificates in accordance with the terms of the Dissenter's Notice. A shareholder who does not comply with the foregoing requirements is not entitled to the fair value of such shareholder's shares under Article 113 of the CBCA.

Upon the later of the effective date of the Merger, or upon receipt of a demand for payment by a dissenting shareholder, the Company must pay each dissenting shareholder who complies with Section 7-113-204 the amount the Company estimates to be the fair value of such shares, plus accrued interest in accordance with Section 7-113-206 of the CBCA. The payment must be accompanied by (i) the Company's balance sheet as of the fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of change in shareholders' equity for that year, and the latest available interim financial statement; (ii) a statement of the Company's estimate of the fair value of the shares; (iii) an explanation by the Company of how the interest was calculated; (iv) a statement of the dissenting shareholder's right to demand payment under Section 7-113-209 of the CBCA; and (v) a copy of
Article 113 of the CBCA.

In the event a dissenting shareholder is dissatisfied with the Company's payment or offer of payment, such dissenting shareholder, pursuant to
Section 7-113-209 of the CBCA, may notify the Company in writing within 30 days after the Company makes or offers to pay each dissenting shareholder, of such shareholder's own estimate of the fair value of such shares and the amount of interest due, and demand payment of such shareholder's estimate, less any payment already made by the Company under Section 7-113-206, or reject the Company's offer under Section 7-113-208 and demand payment for the fair value of the shares and interest due. A dissatisfied dissenting shareholder may effect the foregoing if:
(i) the dissenting shareholder believes that the amount paid or offered is less than the fair value of the shares or that the interest due is incorrectly calculated; (ii) the Company has failed to make payment within 60 days after the date set for demanding payment; or (iii) the Company does not return the deposited stock certificates within the time specified by Section 7-113-207 of the CBCA. In the event a demand for payment under Section 7-113-209 remains unresolved, the Company may commence a court proceeding to determine the fair value of the shares and accrued interest within 60 days after receiving the payment demand from a dissenting shareholder.

TITLE 7. COLORADO BUSINESS CORPORATION ACT

ARTICLE 113. DISSENTERS' RIGHTS
PART 1. RIGHT OF DISSENT - PAYMENT FOR SHARES

C.R.S. 7-113-101 (1996)

7-113-101. DEFINITIONS

For purposes of this article:
(1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7) "Shareholder" means either a record shareholder or a beneficial shareholder.

7-113-102. RIGHT TO DISSENT

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

(a)  Consummation of a plan of merger to which the corporation is a party if:

     (i) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

     (ii) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).

(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

(a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

(b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

(c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

   (a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

   (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

   (c)  Cash in lieu of fractional shares; or

   (d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2) (Deleted by amendment, L. 96, p. 1321, 30, effective June 1, 1996.)


(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

(4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103. DISSENT BY NOMINEES AND BENEFICIAL OWNERS


(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

(a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

(b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

7-113-201. NOTICE OF DISSENTERS' RIGHTS

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting.
Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(1).

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).

7-113-202. NOTICE OF INTENT TO DEMAND PAYMENT

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

(a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

(b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

7-113-203. DISSENTERS' NOTICE

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

(b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

(c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

(e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

(f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

(g) Be accompanied by a copy of this article.


7-113-204. PROCEDURE TO DEMAND PAYMENT

(1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

(a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

(b) Deposit the shareholder's certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209 (1)(b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

7-113-205. UNCERTIFICATED SHARES

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.


7-113-206. PAYMENT

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at.


7-113-302. COURT COSTS AND COUNSEL FEES

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or

(b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.


ITEM 4. PERSONS MAKING THE SOLICITATION

The enclosed information statement is distributed by the Board of Directors (the "Board of Directors") of OAK BROOK. The cost of distribution will be borne by the Company. In addition to the distribution by mail, officers and employees of the Company may distribute in person. The Company may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending the information statement to the beneficial owners.


ITEM 5. INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Not Applicable


ITEM 6. VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Except as otherwise indicated, the persons or entities listed below have sole voting and investment power with respect to the shares beneficially owned by them.

For purposes of this table, information as to the shares of common stock is calculated based on 1,678,000 shares of common stock outstanding upon the closing of the Transaction. For purposes of this table, "beneficial ownership" is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, pursuant to which a person or group of persons is deemed to have "beneficial ownership" of any shares of common stock that such person has the right to acquire within 60 days after the date of this prospectus. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named below, any shares which such person or persons has the right to acquire within 60 days after the date of this prospectus are deemed to be outstanding but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

COMMON SHARES OWNED

Name and Address                   Number of      Percent of
                                   Shares Owned   Class Owned
                                   Beneficially

Richard Nadeau, Jr.                209,834        12.51%
1250 Turks Head Building
Providence, RI 02903

James R. Simmons                   258,333        15.40%
1250 Turks Head Building
Providence, RI 02903

Mark T. Thatcher                   258,334(1)     15.40%
1250 Turks Head Building
Providence, RI 02903

Gerard M. Werner                   258,334(1)     15.40%
c/o Zenith Holdings, Ltd.
P.O. Box 216
Kohler, WI 53044

James H. Brennan, III              258,333        15.40%
c/o Brennan Dyer and Co., LLC
735 Broad Street, Suite 800
Chattanooga, TN 37402

Douglas A. Dyer                    258,333        15.40%
c/o Brennan Dyer and Co., LLC
735 Broad Street, Suite 800
Chattanooga, TN 37402

All directors and executive        516,668        30.80%
officers as a group
(2 persons)


(1) The persons listed are the sole officers and directors of the Company.

Management has no plans to issue any additional securities to management, promoters or their affiliates or associates and will do so only if such issuance is in the best interests of shareholders of the Company and complies with all applicable federal and state securities rules and regulations.

Although the Company has a very large amount of authorized but unissued common and preferred stock that may be issued without further shareholder approval or notice, it is the intention of the Company to avoid inhibiting certain transactions with prospective acquisition or merger candidates, based upon the perception by such candidate that they may be engaged in a rapidly expanding industry (i.e. Internet) and cannot afford to proxy shareholders each time their management needs to authorize additional shares.

BENEFICIAL OWNERSHIP OF ALPHA SECURITIES

The following table sets forth certain information regarding beneficial ownership of ALPHA Common Stock as of August 5, 2000 by (i) each person known by ALPHA to own beneficially more than 5% of the outstanding Common Stock, (ii) each director, and (iii) all executive officers and directors as a group. Each person has sole voting and sole investment or dispositive power with respect to the shares shown except as noted.

COMMON SHARES OWNED
Name and Address                    Number of           Title of
                                    Shares Owned        Class Owned
                                    Beneficially
----------------                    -------------       -------------

Deborah Kern                               -            N/A
801 Falmouth St.
Thousand Oaks, CA

Robert Nagy                                -            N/A
139B Market St.
Charleston, SC 29401

Ellen V. Aidinoff                     36,636            Common Shares
c/o Deborah Kern
801 Falmouth St.
Thousand Oaks, CA

William L. Sutton and                 21,981            Common Shares
Mayra A. Sutton, JTWROS
c/o Deborah Kern
801 Falmouth St.
Thousand Oaks, CA

Michael Newburg                       25,645            Common Shares
c/o Deborah Kern
801 Falmouth St.
Thousand Oaks, CA

Crown Legacy, LP                     125,783            Common Shares
c/o Deborah Kern
801 Falmouth St.
Thousand Oaks, CA

Thomas Todd                           73,272            Common Shares
c/o Deborah Kern
801 Falmouth St.
Thousand Oaks, CA


-------------------------------------------------------

BENEFICIAL OWNERSHIP OF JOVUS SECURITIES

The following table sets forth certain information regarding beneficial ownership of JOVUS common stock as of August 5, 2000 by (i) each person known by JOVUS to beneficially own more than 5% of the outstanding common stock (ii) each director, and (iii) all executive officers and directors as a group. Each person has voting and sole investment or dispositive power with respect to the shares shown except as noted.

COMMON SHARES OWNED

Name and Address                      Number of              Title of Class
                                      Shares Beneficially    Owned
                                      Owned
----------------                      -------------------    --------------

Deborah Kern                            4,500,000            Common Shares
801 Falmouth St.
Thousand Oaks, CA 91362

Robert Nagy                               300,000            Common Shares
139B Market St.
Charleston, SC

Smith & Butler Construction, Inc.       2,000,000            Common Shares
1735 Mallow Ct.
Carlsbad, CA 92009

Matrix 8                               13,220,056            Common Shares
112 Bonadie St.
St. Vincent

PRICE RANGE OF COMMON STOCK

Not Applicable

DIVIDENDS

The Company has never paid dividends with respect to the Common Stock and currently does not have any plans to pay cash dividends in the future. There are no contractual restrictions on the Company's present or future ability to pay dividends. Future dividend policy is subject to the discretion of the Board of Directors and is dependent upon a number of factors, including future earnings, capital requirements and the financial condition of the Company. The Colorado Corporation Code provides that a corporation may not pay dividends if the payment would reduce the remaining net assets of the corporation below the corporation's stated capital plus amounts constituting a liquidation preference to other security holders.

ITEM 7. DIRECTORS AND EXECUTIVE OFFICERS

In 1998 and 1999, the Board of Directors met informally on a number of occasions, voting on corporate actions by written consent.


THE DIRECTORS AND EXECUTIVE OFFICERS OF OAK BROOK

The directors and executive officers of the Company, their ages and positions held in the Company are as follows:

Name                   Age            Positions Held and Tenure
------------------     -----          -------------------------

Mark T. Thatcher       35             President and Director since
                                      May 15, 1998

Gerard M. Werner       29             Secretary and Director since
                                      May 15, 1998


The directors named above will serve until the first annual meeting of the Company's stockholders. Thereafter, directors will be elected for one-year terms at the annual stockholders' meeting. Officers will hold their positions at the pleasure of the board of directors, absent any employment agreement, of which none currently exists or is contemplated. There is no arrangement or understanding between the directors and officers of the Company and any other person pursuant to which any director or officer was or is to be selected as a director or officer.

The directors and officers of the Company will devote their time to the Company's affairs on an "as needed" basis. As a result, the actual amount of time which they will devote to the Company's affairs is unknown and is likely to vary substantially from month to month.

BIOGRAPHICAL INFORMATION

MARK T. THATCHER--

Mr. Thatcher has participated as a business and legal advisor for a number of public and privately held companies. He has been retained for federal and state securities compliance, venture capital analysis, public and private mergers and acquisitions and corporate reorganization/restructuring.

He has served as General Counsel to Acadia Group, Inc. (OTC:BB "ANHS") and CollegeLink.com (AMEX "APS"). He recently joined the Providence law firm of Nadeau & Simmons, P.C. in an "of-counsel" capacity. He is an honorary member of Alpha Kappa Delta, Sutton Award candidate, and recipient of the E.V. Graham Scholarship Merit Award.

Mr. Thatcher attended the University of Denver where he earned his Juris Doctor and Masters in business administration. He is presently a member of the State Bar of Colorado; Court of Appeals, District of Columbia; Committee Member of the Securities Forum, Colorado, Washington, D.C. and the American Bar Association; and Member of the International Society of Business Law.

GERARD M. WERNER--

Mr. Werner passed the District of Columbia, Court of Appeals Bar examination in February 1998. Since that time he has served as Case Design Manager for The Equitable, April 1998- Sep. 1998. He is a registered representative, having passed series 6 and series 63, as well as Virginia's Life and Health Insurance licensing exam. Mr. Werner graduated from the Georgetown University Law School in 1997 where he served as a staff member of the American Criminal Law Review Volume 33, and as Articles and Notes Editor Volume 34. He published author Volume 33-3, Eleventh Survey of White Collar Crime- "Tax Evasion". Mr. Werner graduated in 1994 from Georgetown University with a double major in philosophy and government. He served as an intern in United States Representative Thomas Petri's office on three separate occasions: 1992, 1994 and 1995.

---------------------------------------------------------------

All directors of the Company will hold office until the next annual meeting of the shareholders and until their successors have been elected and qualified.

The officers of the Company are elected by the Board of Directors at the first meeting after each annual meeting of the Company's shareholders, and hold office until their successors are elected and shall have qualified, or until resignation or removal from office.
COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Exchange Act, requires the Company's officers, directors and persons who beneficially own more than ten percent of the Common Stock to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent beneficial owners also are required by rules promulgated by the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon review of the copies of such forms furnished to the Company, or written representations that no Form 5 filings were required, the Company believes that during 1999 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

COMMITTEES OF THE BOARD

Not Applicable

BOARD AND COMMITTEE ATTENDANCE

In 1999 and 2000, the Board of Directors met informally on a number of occasions, voting on corporate actions by written consent. At the Meeting, the successors to the current Board of Directors will be elected for a term of office, such term to commence on the effective date of the Merger. The nominee directors who are chosen to fill vacancies on the Board shall hold office until the next election for which those nominee directors are chosen, and until their successors are duly elected by the shareholders.

THE NOMINEE DIRECTORS

The following table sets forth the ages of and positions and offices presently held by each nominee director of the Company. For information about ownership of the Company's Securities by each nominee director, see "BENEFICIAL OWNERSHIP OF ALPHA SECURITIES."

                                    Date First
                                    Became       Positions and Offices
Name                        Age     Director     With the Company**
-------------------------   ----    ----------   ------------------------
Dr. Prabhat Krishnaswamy    42      10-20-2000   Chief Technology Officer

Deborah L. Kern             47      10-20-2000   Chief Executive Officer

Robert J. Nagy                      10-20-2000   Chief Financial Officer

-------------------------------------------------------
** Nominees for election at this meeting.

PERSONAL BIOGRAPHIES

Will be included in Form 8-K, Item 1, Change in Control of the Registrant, to be filed on behalf of the issuer no later than November 4, 2000.

ITEM 8. COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

At inception of the Company, its Directors, Mark T. Thatcher and Gerard M. Werner each received 552,500 shares of Common Stock valued at $0.0038 per share in consideration of pre-incorporation services rendered to the Company related to investigating and developing the Company's proposed business plan and capital structure, and completion of the incorporation and organization of the Company. No officer or director has received any other remuneration. Although there is no current plan in existence, it is possible that the Company will adopt a plan to pay or accrue compensation to its sole officers and directors for services related to seeking business opportunities and completing a merger or acquisition transaction. See "Certain Relationships and Related Transactions." The Company has no stock option, retirement, pension, or profit-sharing programs for the benefit of directors, officers or other employees, but the Board of Directors may recommend adoption of one or more such programs in the future.

It is possible that, after the Company successfully consummates a merger or acquisition with an unaffiliated entity, that entity may desire to employ or retain one or more members of the Company's management for the purposes of providing services to the surviving entity, or otherwise provide other compensation to such persons. However, the Company has adopted a policy whereby the offer of any post-transaction remuneration to members of management will not be a consideration in the Company's decision to undertake any proposed transaction. Each member of management has agreed to disclose to the Company's Board of Directors any discussions concerning possible compensation to be paid to them by any entity which proposes to undertake a transaction with the Company and further, to abstain from voting on such transaction. Therefore, as a practical matter, if each member of the Company's Board of Directors is offered compensation in any form from any prospective merger or acquisition candidate, the proposed transaction will not be approved by the Company's Board of Directors as a result of the inability of the Board to affirmatively approve such a transaction.

No member of management of the Company will receive any finders fee, either directly or indirectly, as a result of their respective efforts to implement the Company's business plan outlined herein. Also, there are no plans, proposals, arrangements or understandings with respect to the sale or issuance of additional securities by the Company prior to the location of an acquisition or merger candidate. Please also see Item I, Description of Business-General for information regarding the seeking out and selection of a target company, addressing matters such as the manner of solicitation of potential investors, the approximate number of persons who will be contacted or solicited, their relationships to the Company's management, etc.

INDEMNIFICATION AND LIMITATION OF LIABILITY

The Company's Articles of Incorporation include provisions which eliminate or limit the personal liability of the Company's directors except in situations when a director shall be liable for (i) a breach of Section 7-5-114 of the Colorado Business Corporation Act, including liability for improper dividends or distributions; (ii) a breach of loyalty; (iii) failure to act in good faith;
(iv) intentional misconduct or knowing violation of the law; or (v) obtaining an improper personal benefit. In addition, the Articles of Incorporation allow for the indemnification of any director or officer to the fullest extent permitted by the Colorado Corporation Code as in effect at the time of the conduct of such person.

No employee of the Company receives any additional compensation for his services as a director. The Company has no retirement, pension or profit sharing program for the benefit of its directors, officers or other employees. The Board of Directors may recommend one or more such programs for adoption in the future.

                   SUMMARY COMPENSATION TABLE FOR ALPHA
                       SUMMARY COMPENSATION TABLE

                            Long Term Compensation

____________________________________________________________________________
Annual Compensat.           Awards              Payouts
____________________________________________________________________________
(a)          (b)     (c)     (d)     (e)       (f)     (g)    (h)      (i)
                                     Other     Rest.                   All
Name and                             Annual    Stock          LTIP     Other
Principal    Calend.                 Comp.     Award   Opt.   P/out    Comp.
Position     Year    Salary  Bonus   ($)       ($)     ($)    SARs(#)  ($)
_____________________________________________________________________________

Dr. Prabhat
Krishnaswamy N/A

Deborah L.
Kern         N/A

Robert J.
Nagy         N/A


                    SUMMARY COMPENSATION TABLE FOR JOVUS

                         SUMMARY COMPENSATION TABLE

                           Long Term Compensation

____________________________________________________________________________
Annual Compensat.          Awards               Payouts
____________________________________________________________________________

(a)          (b)     (c)     (d)     (e)       (f)      (g)   (h)      (i)
                                     Other     Rest.                   All
Name and                             Annual    Stock          LTIP     Other
Principal    Calend.                 Comp.     Award    Opt.  P/out    Comp.
Position     Year    Salary  Bonus   ($)       ($)      ($)   SARs(#)  ($)
____________________________________________________________________________

Dr. Prabhat
Krishnaswamy N/A

Deborah L.
Kern         N/A

Robert J.
Nagy         N/A


ITEM 9. INDEPENDENT PUBLIC ACCOUNTANTS

Not Applicable


ITEM 11.  AUTHORIZATION OR ISSUANCE OF SECURITIES OTHERWISE THAN
          FOR EXCHANGE

Not Applicable

ITEM 12. MODIFICATION OR EXCHANGE OF SECURITIES


No action is to be taken by the Company with respect to the modification of any class of securities of the Company, or the issuance or authorization for issuance of securities of the Company in exchange for outstanding securities of the Company.


ITEM 13. FINANCIAL AND OTHER INFORMATION


The Company, ALPHA and JOVUS hereby provide the information as required by paragraph (a) of this Item as follows:

                        OAK BROOK CAPITAL III, INC.
                       (A DEVELOPMENT STAGE COMPANY)
                     BALANCE SHEET AS OF JUNE 30, 2000
                                (UNAUDITED)

                                  ASSETS

OTHER ASSETS:
  Organizational Costs               $     0
    Less accumulated amortization          0
      Total other assets                              $       0

      Total assets                                                  $     0

                          LIABILITIES AND EQUITY

CURRENT LIABILITIES:
  Accounts payable                   $27,725

    Total current liabilities                         $  27,725

EQUITY:
  Preferred Stock, no par value,
  10,000,000 shares authorized

  Common Stock, no par value,
     50,000,000 shares authorized,
     1,228,000 shares outstanding;

    1,105,200 shares issued at
     $.0038                          $4,200
     122,800 shares issued by gift     0.00

   Issued and Outstanding            $4,200

   Deficit accumulated during the
     development stage              (31,925)

       Total equity                                   $ (27,725)

       Total liabilities and equity                                 $     0


                           OAK BROOK CAPITAL III, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF OPERATIONS
                        FOR THE PERIOD JANUARY 1, 1999 to
                                  JUNE 30, 2000
                                   (UNAUDITED)


REVENUE                                  $         0

COSTS AND EXPENSES:
  Audit and professional fees            $         0
  Amortization of Organizational Cost         (3,675)

    Net loss                             $    (3,675)

PER SHARE INFORMATION:
  Weighted average number of
  common shares outstanding                1,228,000

    Profit (loss) per share              $         0


                           OAK BROOK CAPITAL III, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                       FOR THE PERIOD FROM JANUARY 1, 2000
                              THROUGH JUNE 30, 2000
                                   (UNAUDITED)



                           Common
                           Shares      Stock          Retained
                           Issued      Amount         Earnings      Equity

Equity at Inception                                                 $     -

Shares issued at inception
for services at $0.0038
per share                  1,105,200   $ 4,200                      $ 4,200

Shares issued by gift        122,800

  Net loss for the period                             $ (4,200)     $     0

  TOTAL                    1,228,000   $ 4,200        $ (4,200)     $     0


                           OAK BROOK CAPITAL III, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                            STATEMENT OF CASH FLOWS
                    For the Period Ended June 30, 2000 and
              From May 1, 1998 (inception) through June 30, 2000
                                   (UNAUDITED)


                                            Period           Since Inception
                                            ---------------  ---------------

CASH FLOWS FROM OPERATING ACTIVITIES
 Net Income                                 $          0     $    (31,925)
 Adjustments to reconcile net income to
  net cash provided by operating activities
   Increase in accounts payable                        0           27,725
                                            ---------------  ---------------

 NET CASH PROVIDED BY OPERATING ACTIVITIES             -           (4,200)

CASH FLOWS FROM INVESTING ACTIVITIES
                                                       -                -
                                            ---------------  ---------------

 NET CASH USED BY INVESTING ACTIVITIES                 -                -

CASH FLOWS FROM FINANCING ACTIVITIES
 Sale of Stock                                         -            4,200
                                            ---------------  ---------------

 NET CASH USED BY FINANCING ACTIVITIES                 -            4,200

   NET INCREASE (DECREASE) IN CASH                     -                -
CASH AT BEGINNING OF PERIOD                            -                -
                                            ---------------  ---------------

     CASH AT END OF PERIOD                  $          -     $          -
                                            ===============  ===============

                          OAK BROOK CAPITAL III, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                              AS OF MARCH 31, 2000

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Company was incorporated on May 1, 1998, in the State of Colorado.
The Company is in the development stage and its intent is to operate as a capital market access corporation and to acquire one or more existing businesses through merger or acquisition. The Company has had no significant business activity to date. The Company has selected the calendar year as its fiscal year.

Organizational costs

Organizational costs include costs for professional fees and are amortized using the straight-line method over five years.

Net loss per share

The net loss per share is computed by dividing the net loss for the period by the weighted average number of common shares outstanding for the period.

Estimates

The preparation of the Company's financial statements in conformity with generally accepted accounting principles requires the Company's management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

2. STOCKHOLDERS' EQUITY

On May 15, 1998, the Company issued 1,105,200 shares of its no par value common stock to affiliates for services valued at their fair market value of $4,200. The shares were issued pursuant to Rule 701 of the Securities Act of 1933 (the "Act") and are restricted securities within the meaning of Rule 144 of the Act. An additional 122,800 shares were issued as qualified gifts during the year.

3. RELATED PARTY TRANSACTIONS

There have been no related party transactions since the issuance of shares using organization costs as consideration.

ITEM 2.  MANAGEMENT'S DISCUSSION AND ANALYSIS OR
         PLAN OF OPERATION

                           OAK BROOK CAPITAL III, INC.

                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS


JUNE 30, 2000

=====================================
SIX MONTHS ENDING JUNE 30, 2000
=====================================

The following information should be read in conjunction with the historical financial information and the notes thereto included in Item 1 of this Quarterly Report.

NEW ACCOUNTING PRONOUNCEMENTS

     Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of" ("SFAS 121") issued by the FASB, is effective for financial statements for fiscal years beginning after December 15, 1995. The standard establishes new guidelines regarding when impairment losses on long-lived assets, which include plant and equipment, certain identifiable intangible assets, and goodwill, should be recognized and how impairment losses should be measured.

The Company does not expect adoption to have a material effect on its financial position or results of operations.

     Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123") issued by the FASB, is effective for specific transactions entered into after December 15, 1995. The disclosure requirements of SFAS 123 are effective for financial statements for fiscal years beginning no later than December 15, 1995. The new standard established a fair value method of accounting for stock-based compensation plans and for transactions in which an entity acquires goods or services from non-employees in exchange for equity instruments. The Company does not expect adoption to have a material effect on its financial position or results of operations.

General

     The Balance Sheet as of 03/31/2000 has been updated to reflect the "write-off" of organizational costs in accordance with SOP 98-5. The Statement of Operations has been revised to update cumulative amounts, while conforming changes have been made to the Statement of Changes in Stockholders' Equity.

     As of the date of this report, the Company has no assets and a Deficit accumulated during the development stage of $31,925. The Company has also incurred a net loss to date of $0.

Liquidity and Capital Resources

     The Company remains in the development stage and, since inception, has experienced no significant change in liquidity or capital resources or stockholder's equity. The Company's balance sheet as of June 30, 2000, reflects a total asset value of $0. The Company has no cash or line of credit, nor does it expect to have one before a merger is effected.

Results of Operations

     During the period from January 1, 2000 through June 30, 2000, the Company has engaged in no significant operations other than organizational activities, acquisition of capital and preparation for registration of its securities under the Securities Exchange Act of 1934, as amended. No revenues were received by the Company during this period.

     For the current fiscal year, the Company anticipates incurring a loss as a result of organizational expenses, expenses associated with registration under the Securities Exchange Act of 1934, and expenses associated with locating and evaluating acquisition candidates. The Company anticipates that until a business combination is completed with an acquisition candidate, it will not generate revenues other than interest income, and may continue to operate at a loss after completing a business combination, depending upon the performance of the acquired business.

OAK BROOK CAPITAL III, INC.


TABLE OF CONTENTS

Independent Auditors' Report...........................................F - 2

Financial Statements

    Balance Sheet - December 31, 1999..................................F - 3

    Statements of Operations -
    Years Ended December 31, 1999 and 1998.............................F - 4

    Statement of Changes in Stockholders' Equity -
     Years Ended December 31, 1999 and 1998............................F - 5

    Statements of Cash Flows -
    Years Ended December 31, 1999 and 1998.............................F - 6

Notes to Consolidated Financial Statements.............................F - 7

OAK BROOK CAPITAL III, INC.
(A Development Stage Company)

March 29, 2000

Shareholders and Board of Directors
OAK BROOK CAPITAL III, INC.
Newport, Rhode Island

Report of Independent Auditors

We have audited the accompanying balance sheet of Oak Brook Capital
III, Inc. (a development stage Company) as of December 31, 1999, and the related statements of operations and stockholders' equity for the year ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oak Brook Capital III, Inc. (a development stage Company) as of December 31, 1999, and the results of operations, and its cash flows for the year ended December 31, 1999 in conformity with generally accepted accounting principles.

/s/ Dennis W. Bersch

Milwaukee, Wisconsin
March 29, 2000

                        OAK BROOK CAPITAL III, INC.
                       (A DEVELOPMENT STAGE COMPANY)
                   BALANCE SHEET AS OF DECEMBER 31, 1999

                                  ASSETS


OTHER ASSETS:
  Organizational Costs               $  4,200
    Less accumulated amortization      (1,365)
      Total other assets                              $  2,835

      Total assets                                                  $   2,835

                          LIABILITIES AND EQUITY
CURRENT LIABILITIES:
  Accounts payable                   $ 10,225

    Total current liabilities                         $ 10,225

EQUITY:
  Preferred Stock, no par value,
  10,000,000 shares authorized

  Common Stock, no par value,
    50,000,000 shares authorized,
     1,228,000 shares outstanding;

    1,105,200 shares issued at
     $.0038                          $  4,200
     122,800 shares issued by gift       0.00

   Issued and Outstanding            $  4,200

   Deficit accumulated during the
     development stage                (11,590)

       Total equity                                   $ (7,390)

       Total liabilities and equity                                 $   2,835


                           OAK BROOK CAPITAL III, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999



REVENUE                                  $         0

COSTS AND EXPENSES:
  Audit and professional fees            $     2,500
  Amortization of Organizational Cost            840
    Net loss                             $    (3,340)

PER SHARE INFORMATION:

  Weighted average number of
  common shares outstanding                1,228,000

    Profit (loss) per share              $   (0.0027)



                           OAK BROOK CAPITAL III, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                      FOR THE YEAR ENDED DECEMBER 31, 1999



                           Common
                           Shares      Stock          Retained
                           Issued      Amount         Earnings      Equity

Equity at Inception                                                 $   -

Shares issued at inception
for services at $0.0038
per share                  1,105,200   $ 4,200                      $ 4,200

Shares issued by gift        122,800

Retained Earnings
12/31/98                                              $ (8,250)      (8,250)

Net loss for the year
ended 12/31/99                     -         -        $ (3,340)     $(3,340)

  TOTAL                    1,228,000   $ 4,200        $(11,590)     $(7,390)

                          OAK BROOK CAPITAL III, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                            STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1999


SOURCES OF CASH
  Investment                                     $           -

USES OF CASH
  Professional Fees              $          -
  Bank Charges                              -                -

Net cash provided this year                                  -
  Balance beginning of year                                  -
  Cash Balance as
  December 31, 1999                              $           -

                          OAK BROOK CAPITAL III, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                            AS OF DECEMBER 31, 1999

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Company was incorporated on May 1, 1998, in the State of Colorado, with the intent to operate as a capital market access corporation and to acquire one or more existing businesses through merger or acquisition.
In October 1999, a Form 8-K was filed with the SEC reporting on a reverse merger and potential name change for Oak Brook Capital III, Inc. That transaction was never fully consummated, and as a result, the transaction as far as it had proceeded was undone. On April 3, 2000, documents were prepared to confirm the complete nullification of the transaction. Subsequent to the audit date, on April 8, 2000 that transaction was nullified. For that reason this report is prepared on a pro-forma basis, as if that transaction had never happened. The Company has had no significant business activity to date. The Company has selected the calendar year as its fiscal year.

Organizational costs

Organizational costs include costs for professional fees and are amortized using the straight-line method over five years.

Net loss per share

The net loss per share is computed by dividing the net loss for the period by the weighted average number of common shares outstanding for the period.

Estimates

The preparation of the Company's financial statements in conformity with generally accepted accounting principles requires the Company's management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

2. STOCKHOLDERS' EQUITY

On May 15, 1998, the Company issued 1,105,200 shares of its no par value common stock to affiliates for services valued at their fair market value of $4,200. The shares were issued pursuant to Rule 701 of the Securities Act of 1933 (the "Act") and are restricted securities within the meaning of Rule 144 of the Act. An additional 122,800 shares were issued as qualified gifts during 1998.

3. RELATED PARTY TRANSACTIONS

There have been no related party transactions since the issuance of shares using organization costs as consideration.

using organization costs as consideration. The account payable of $7725.00 reflects $4225.00 for services in connection with the organization of the company and $3500.00 for the December 31 audit.

             ALPHA AND JOVUS MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                               FINANCIAL CONDITION
                            AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with the Financial Statements and related notes thereto to be filed subsequently.

PLAN OF OPERATION

ALPHA

ALPHA does not currently have any external sources of working capital. ALPHA's Management has not entered into any commitments for significant capital expenditures. Furthermore, there are no plans to hire additional employees unless Management is successful in securing a substantial capital infusion.

On September 19, 2000 ALPHA entered into the Agreement with OAK BROOK the "Transaction"). This Transaction will be structured as a Merger whereby the existing shareholders of ALPHA will obtain control of OAK BROOK. Upon completion of this transaction, there can be no assurance that the combined companies will have sufficient funds to undertake any significant development, marketing and operating activities. Accordingly, the combined companies will be required to either seek additional debt or equity financing or obtain funding from third parties, in exchange for which the combined companies might be required to issue a substantial equity position. There is no assurance that the combined companies will be able to obtain additional financing on terms acceptable to the combined companies. If Management is successful in obtaining additional funding, these funds will be used primarily to provide working capital needed for repayment of outstanding notes payable, operations, sales and marketing expense and to finance research, development and advancement of intellectual property concerns. A description of the ALPHA business is provided in ITEM 14.

JOVUS

JOVUS does not currently have any external sources of working capital. JOVUS's Management has not entered into any commitments for significant capital expenditures. Furthermore, there are no plans to hire additional employees unless Management is successful in securing a substantial capital infusion.

On September 19, 2000 JOVUS entered into the Agreement with OAK BROOK the "Transaction"). This Transaction will be structured as a Merger whereby the existing shareholders of JOVUS will become a wholly-owned subsidiary of OAK BROOK. Upon completion of this transaction, there can be no assurance that the combined companies will have sufficient funds to undertake any significant development, marketing and operating activities. Accordingly, the combined companies will be required to either seek additional debt or equity financing or obtain funding from third parties, in exchange for which the combined companies might be required to issue a substantial equity position. There is no assurance that the combined companies will be able to obtain additional financing on terms acceptable to the combined companies. If Management is successful in obtaining additional funding, these funds will be used primarily to provide working capital needed for repayment of outstanding notes payable, operations, sales and marketing expense and to finance research, development and advancement of intellectual property concerns. A description of the JOVUS business is provided in ITEM 14.


LIQUIDITY AND CAPITAL RESOURCES

The Company remains in the development stage and, since inception, has experienced no significant change in liquidity or capital resources or stockholder's equity. The Company's balance sheet as of June 30, 2000, reflects a current asset value of $0.00, and a total asset value of $0.00 in the form of cash and capitalized organizational costs.

The Company will carry out its plan of business as discussed below.

RESULTS OF OPERATIONS

During the period from November 24, 1999 (inception) through June 30, 2000, the Company has engaged in no significant operations other than organizational activities, acquisition of capital and preparation for reporting as a registrant under Section 12 of the Securities Exchange Act of 1934, as amended. No revenues were received by the Company during this period.

NEED FOR ADDITIONAL FINANCING

The Company believes that its existing capital will be sufficient to meet the Company's cash needs, including the costs of compliance with the continuing reporting requirements of the Securities Exchange Act of 1934, as amended, for a period of approximately two years.

INCOME TAXES

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes"
("SFAS 109") issued by the Financial Accounting Standards Board ("FASB"), under which deferred tax assets and liabilities are provided on differences between the carrying amounts for financial reporting and the tax basis of assets and liabilities for income tax purposes using the enacted tax rates. Under
SFAS 109, deferred tax assets may be recognized for temporary differences that will result in deductible amounts in future periods. A valuation allowance is recognized, if on the weight of available evidence, it is more likely than not that some portion or the entire deferred tax asset will not be realized.

NEW ACCOUNTING PRONOUNCEMENTS

Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of" ("SFAS 121") issued by the FASB, is effective for financial statements for fiscal years beginning after December 15, 1995. The standard establishes new guidelines regarding when impairment losses on long-lived assets, which include plant and equipment, certain identifiable intangible assets, and goodwill, should be recognized and how impairment losses should be measured.

The Company does not expect adoption to have a material effect on its financial position or results of operations. Statement of Financial
Accounting Standards No. 123, "Accounting for Stock-Based Compensation"
("SFAS 123") issued by the FASB, is effective for specific transactions entered into after December 15, 1995. The disclosure requirements of SFAS
123 are effective for financial statements for fiscal years beginning no later than December 15, 1995. The new standard established a fair value method of accounting for stock-based compensation plans and for transactions in which an entity acquires goods or services from non-employees in exchange for equity instruments. The Company does not expect adoption to have a material effect on its financial position or results of operations.

FEDERAL INCOME TAX ASPECTS OF INVESTMENT IN THE COMPANY

The discussion contained herein has been prepared by the Company and is based on existing law as contained in the Code, amended United States Treasury Regulations ("Treasury Regulations"), administrative rulings and court decisions as of the date of this Registration Statement. No assurance can be given that future legislative enactments, administrative rulings or court decisions will not modify the legal basis for statements contained in this discussion. Any such development may be applied retroactively to transactions completed prior to the date thereof, and could contain provisions having an adverse affect upon the Company and the holders of the Common Stock. In addition, several of the issues dealt with in this summary are the subjects of proposed and temporary Treasury Regulations. No assurance can be given that these regulations will be finally adopted in their present form.

Y2K COMPLIANCE

ALPHA

ALPHA has conducted an assessment of issues related to the Year 2000 and determined that all its computer driven systems and software in use are able to recognize, calculate, and display data-related dates correctly after the year 1999. ALPHA can not determine the impact the Year 2000 will have on its key suppliers. However, if ALPHA's key suppliers do not convert their systems to become Year 2000 compliant, ALPHA may be adversely impacted.

JOVUS

JOVUS has conducted an assessment of issues related to the Year 2000 and determined that all its computer driven systems and software in use are able to recognize, calculate, and display data-related dates correctly after the year 1999. JOVUS can not determine the impact the Year 2000 will have on its key suppliers. However, if JOVUS's key suppliers do not convert their systems to become Year 2000 compliant, JOVUS may be adversely impacted.

FORWARD LOOKING STATEMENT

This Management's Discussion and Analysis of Financial Condition and Results of Operations includes a number of forward-looking statements that reflect Management's current views with respect to future events and financial performance. Those statements include statements regarding the intent, belief or current expectations of ALPHA and JOVUS and members of their management team (hereinafter, the "Company") as well as the assumptions on which such statements are based.

Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risk and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements.

The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in the future operating results over time. The Company believes that its assumptions are based upon reasonable data derived from and known about its business and operations and the business and operations of ALPHA and JOVUS. No assurances are made that actual results of operations or the results of the Company's future activities will not differ materially from its assumptions.

ITEM 14. MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS

ALPHA

An Agreement and Plan of Merger and Reorganization was executed on September
19, 2000, by and among OAK BROOK and ALPHA, who joined in the execution of the Agreement for the purpose of making certain covenants regarding the Transaction contemplated therein. OAK BROOK is a corporation duly organized and validly existing under the laws of the state of Colorado, with its registered office at 17 West Cheyenne Mountain Blvd., Colorado Springs, Colorado 80906, its principal executive office at 1250 Turks Head Building, and its phone number is (401) 272-5800; ALPHA is a corporation duly organized and validly existing under the laws of the state of Colorado, with its registered office located in the city of Colorado Springs, State of Colorado, its principal executive office at 801 Falmouth Street, Thousand Oaks, California, and its phone number is (805) 497-8900.

The respective boards of directors of OAK BROOK and ALPHA deemed it desirable and in the best interests of their respective corporations, for OAK BROOK to acquire the outstanding capital stock of ALPHA in exchange for the issuance of shares of the common stock of OAK BROOK and have proposed, declared advisable and approved such merger (the "ALPHA Merger") pursuant to this Agreement, which Agreement has been duly approved by resolutions of the respective boards of directors of OAK BROOK and ALPHA.

This Agreement requires that a shareholders' meeting be called by OAK BROOK for the purposes of approving the ALPHA Merger prior to closing.

The ALPHA Merger shall become effective on the "Effective Date", such date being the later upon which (i) amended Articles of Incorporation are filed with the Secretary of State of Colorado and (ii) Articles of Merger are filed with the Secretary of State of Colorado. The "Closing Date" will be on or within one (1) business day of the date the Agreement is approved by the shareholders of OAK BROOK.

The ALPHA Merger is intended to qualify as an I.R.C. 368(b) tax-free reorganization. At the Closing, (a) ALPHA shall deliver to OAK BROOK a statement (in such form as may be reasonably requested by counsel to OAK BROOK) conforming to the requirements of Section 1.897-2(h)(1)(i) of the United States Treasury Regulations, and (b) ALPHA shall deliver to the IRS the notification required under Section 1.897-2(h)(2) of the United States Treasury Regulations.

EFFECT OF ALPHA MERGER

In all other respects, the identity, existence, purposes, powers, objects, franchises, rights, and immunities of OAK BROOK shall continue unaffected and unimpaired by the ALPHA Merger.

The laws of Colorado shall continue to govern OAK BROOK. On and after the Effective Date, the Articles of Incorporation of OAK BROOK (the "Articles") shall continue until further amended in the manner provided by law and in such Articles of Incorporation. On the Effective Date, the bylaws of OAK BROOK
(the "Restated Bylaws") shall continue until altered, amended, or repealed, or until new bylaws shall be adopted in accordance with the provisions of law, the Articles, and the Restated Bylaws.

CONVERSION OF ALPHA'S STOCK AND OTHER SECURITIES

ALPHA shareholders will surrender one hundred percent (100%) of their issued and outstanding common and preferred shares to OAK BROOK on the date of execution of this Agreement. In exchange for receipt of one hundred percent (100%) of ALPHA shares, OAK BROOK, on the terms and subject to the conditions herein set forth, shall issue and deliver to ALPHA shareholders:

   On the Closing Date, 1,198,055 Common Shares, no par value ("OAK BROOK Common Stock"), of OAK BROOK, on a share-for-share basis, registered in the name of each ALPHA shareholder or its nominee.

   OAK BROOK Common Stock

   None of the currently issued and outstanding shares of OAK BROOK Common Stock, no par value, issued and outstanding at the effective time of the ALPHA Merger shall be converted as a result of the ALPHA Merger;

-- Fractional Interests

   No fractional shares of preferred or common stock of OAK BROOK or certificate or scrip representing the same shall be issued. In lieu thereof each holder of ALPHA shares having a fractional interest arising upon such conversion will be rounded up into one full additional share of common stock of OAK BROOK;

-- Status of Common Stock

   All shares of common stock of OAK BROOK into which ALPHA shares are converted as herein provided shall be fully paid and non-assessable and shall be issued in full satisfaction of all rights pertaining to such OAK BROOK Common Stock;

-- Independent Appraisal, Right to Dissent and Obtain Payment for Shares

   Procedures for Protection of Dissenter's Rights. In order to establish a "fair value" for the ALPHA shares which are paid in cash in lieu of conversion into the shares of OAK BROOK, as provided in this Article VI, the Board of Directors of ALPHA shall establish the value of ALPHA shares prior to the ALPHA Merger, and shall afford to such shareholders of ALPHA all of the rights, and implement the procedures for protection of dissenters' rights, pursuant to the provisions of the Colorado Business Corporation Act, as amended, the terms and provisions of which are hereby incorporated by reference and made a part hereof.

ALPHA SHAREHOLDER DISSENTER'S RIGHTS

The Board of Directors of ALPHA shall establish the value of ALPHA's shares prior to the ALPHA Merger, and shall afford to the shareholders of ALPHA all of the rights, and implement the procedures for protection of dissenters' rights, pursuant to the provisions of the Colorado Business Corporation Act.
The capital surplus and retained earnings accounts of ALPHA shall be determined, in accordance with generally accepted accounting principles, by the board of directors of ALPHA. Nothing herein shall prevent the board of directors of ALPHA from making any future changes in its accounts in accordance with law.

INVESTMENT REPRESENTATION LETTER

At the Closing, each of the ALPHA shareholders shall execute and deliver to ALPHA an investment representation letter statement in such form as may be reasonably requested by counsel.

JOVUS

An Plan and Agreement of Merger and Reorganization was executed on September 19, 2000, by and among OAK BROOK, FORTE HOLDINGS, LTD. and JOVUS, OAK BROOK is a corporation duly organized and validly existing under the laws of the State of Colorado, with its registered office at 17 West Cheyenne Mountain Blvd., Colorado Springs, Colorado 80906, its principal executive office at 1250 Turks Head Building, and its phone number is (401) 272-5800; FORTE is a corporation duly organized and validly existing under the laws of St. Vincent and the Grenadines, with its registered office located in the city of Kingstown, St. Vincent, its principal executive office at Trust House, 112 Bonadie Street, Kingstown, St. Vincent and its phone number is 1 (784) 457-1145; JOVUS is a corporation duly organized and validly existing under the laws of St. Vincent and the Grenadines, with its registered office located in the city of Kingstown, St. Vincent, its principal executive office at Trust House, 112 Bonadie Street, Kingstown, St. Vincent and its phone number is 1 (784) 457-1145.

The respective boards of directors of OAK BROOK, FORTE and JOVUS deemed it desirable and in the best interests of their respective corporations, for OAK BROOK to acquire the outstanding capital stock of JOVUS in exchange for the issuance of shares of the common stock of OAK BROOK and have proposed, declared advisable and approved such merger (the "JOVUS Merger") pursuant to this Agreement, which Agreement has been duly approved by resolutions of the respective boards of directors of OAK BROOK, FORTE and JOVUS .

This Agreement requires that a shareholders' meeting be called by OAK BROOK for the purposes of approving the JOVUS Merger prior to closing.

The JOVUS Merger shall become effective on the "Effective Date", such date being the later upon which (i) amended Articles of Incorporation are filed with the Secretary of State of Colorado; (ii) Articles of Merger are filed with the Secretary of State of Colorado, and (iii) Articles of Merger are filed with the appropriate governmental entity in St.Vincent. The "Closing Date" will be on or within one (1) business day of the date the Agreement is approved by the shareholders of OAK BROOK.

The JOVUS Merger is intended to qualify as an I.R.C. 368(b) tax-free reorganization. At the Closing, (a) JOVUS shall deliver to OAK BROOK a statement (in such form as may be reasonably requested by counsel to OAK BROOK) conforming to the requirements of Section 1.897-2(h)(1)(i) of the United States Treasury Regulations, and (b) JOVUS shall deliver to the IRS the notification required under Section 1.897-2(h)(2) of the United States Treasury Regulations.

EFFECT OF JOVUS MERGER

In all other respects, the identity, existence, purposes, powers, objects, franchises, rights, and immunities of OAK BROOK and JOVUS shall continue unaffected and unimpaired by the JOVUS Merger. Upon consummation of the JOVUS Merger, FORTE shall cease to exist as a separate entity.

The laws of Colorado shall continue to govern OAK BROOK and the laws of St. Vincent and the Grenadines shall continue to govern JOVUS. On and after the Effective Date, the Articles of Incorporation of FORTE (the "Articles") shall become the Articles of Incorporation of JOVUS, until further amended in the manner provided by law and in such articles of incorporation. On the Effective Date, the bylaws of FORTE (the "Restated Bylaws") shall become the Bylaws of JOVUS until altered, amended, or repealed, or until new bylaws shall be adopted in accordance with the provisions of law, the Articles, and the Restated Bylaws.

CONVERSION OF JOVUS' STOCK AND OTHER SECURITIES

JOVUS shareholders will surrender one hundred percent (100%) of their issued and outstanding common and preferred shares to OAK BROOK on the date of execution of this Agreement. In exchange for receipt of one hundred percent (100%) of JOVUS shares, OAK BROOK, on the terms and subject to the conditions herein set forth, shall issue and deliver to JOVUS shareholders:

   On the Closing Date, 6,594,447 Common Shares, no par value ("OAK BROOK Common Stock"), of OAK BROOK, on a 1 share -for- 5.514 share basis, registered in the name of each JOVUS shareholder or its nominee.

 OAK BROOK Common Stock

   None of the currently issued and outstanding shares of OAK BROOK Common Stock, no par value, issued and outstanding at the effective time of the JOVUS Merger shall be converted as a result of the JOVUS Merger;

-- Fractional Interests

   No fractional shares of preferred or common stock of OAK BROOK or certificate or scrip representing the same shall be issued. In lieu thereof each holder of JOVUS shares having a fractional interest arising upon such conversion will be rounded up into one full additional share of common stock of OAK BROOK;
-- Status of Common Stock

   All shares of common stock of OAK BROOK into which JOVUS shares are converted as herein provided shall be fully paid and non-assessable and shall be issued in full satisfaction of all rights pertaining to such OAK BROOK Common Stock;

ALPHA FIBER MERGER CORPORATION-

DESCRIPTION OF THE BUSINESS
ALPHA FIBER MERGER CORPORATION

ALPHA FIBER MERGER CORPORATION (the "Company or "AFI"), is a newly formed Colorado corporation. The Company holds exclusive worldwide commercialization, distribution and sales rights to unique, patentable processes which convert agricultural waste field straw into a highly valued fibrous plastic reinforcement material ("FIBE"). FIBEX represents a technological breakthrough that will revolutionize the plastics manufacturing industry by meeting market needs based on performance, weight, cost effectiveness and recyclability.

     AFI has established initial manufacturing protocols, produced trial run sample material, confirmed full commercial production feasibility, conducted preliminary independent testing, established trademark registration, licensed a patent pending technology and established patentability on a proprietary process, identified extensive markets and developed potential customers and strategic partners. Additionally, strong relationships have been built with growers, governments and financial institutions which management believes will aid in the successful construction and operation of its manufacturing facilities in Canada where there is a significant, readily available supply of the specific raw material required. The Company anticipates beginning plant construction in the Fall of 2000, and also anticipates that the plant to be in operation in mid-2001.

     The Company's strategic plan focuses on initially developing manufacturing facilities to produce FIBEX as a primary reinforcement material to plastic products manufacturers. In the future, the Company may establish separate wholly owned or joint ventured manufacturing facilities for the production of various highly profitable finished composite and artificial wood products.

FIBEX

     The product - FIBEX- is a new fiber reinforcement material with unique characteristics valuable to the thermoplastics industry. As the name implies, it has a fibrous character, which enables superior bonding to polymers. The resulting composite has strength performance similar to fiberglass reinforced plastic, but without the weight penalty of fiberglass. Fiberglass is the premium reinforcement material utilized for adding strength to plastic composite products. Based on test data, AFI anticipates being able to achieve weight reductions of 10% to 20% as compared to fiberglass. FIBEX will be cost effective and competitively priced relative to its value in the marketplace. Additionally, the FIBEX composite can be ground up and recycled by being incorporated into new products. Independent testing has confirmed these characteristics. The unique properties of FIBEX have tremendous value to plastic products manufacturers, solving long term problems for the industry, such as weight, strength, stiffness, recyclability and product life-cycle. Weight reduction as a result of using FIBEX is significant both for structural applications such as plastic lumber as well as in automotive applications where this contributes to vehicles with higher fuel efficiency.

     Based upon the Company's research, management believes there is a tremendous interest in natural fibers resulting from the demand of the plastics industry for light, strong, cost effective reinforcement materials.

Additionally, the lack of recyclability of mineral and glass filled plastic has been a major motivating factor for the development of alternative materials. The Company believes it is well ahead of any other company researching natural fibers, and to the Company's knowledge, stands alone in the industry with two commercially viable, proprietary technologies ready for implementation.

Market Opportunity

     AFI has identified existing markets representing over $200 million in potential annual sales which it believes can be penetrated relatively quickly in order to establish the utility of FIBEX. The Company feels there is a significant near-term opportunity in the injection molding industry for this exceptional fiber, particularly for bins, totes and containers. Reinforcement materials have been used by the thermoplastics industry for years to improve the overall characteristics and performance of the plastic. Current industry practice is to combine virgin or recycled polymers with other materials such as minerals or fiberglass to manufacture a wide variety of thermoplastic products.

Management believes that most consumers are not aware of the fact that the majority of "plastic" products contain a significant amount of non-polymer filler or reinforcement material. The Company believes that the qualities of FIBEX will position it as the premier alternative to current polymer compound reinforcement materials. Plastic manufacturers, without retooling or major modifications to their production line, can replace what they are currently using with FIBEX. The injection molding industry is seeking materials like FIBEX for performance, weight, cost and recyclability characteristics. There is also significant near term opportunity in the material handling market for an alternative reinforcement material to manufacture composite pallets and specialty containers. Overall, these products, when produced from plastic resins and FIBEX, will provide the solutions to various problems this industry has been facing, and seeking to solve, for quite some time. AFI is prepared to capitalize on the opportunities presented by these traditional markets.

     The automotive industry is especially keen on natural fibers as composite reinforcement materials for the recyclability and overall weight reduction characteristics of such fibers. FIBEX can be utilized for everything from dashboards, interior components, and electrical housings to trunk liners. Currently, some automotive companies are endeavoring to replace fiberglass as a primary reinforcement for polypropylene in automotive interior applications.

     The Company is also investigating the potentially significant emerging markets for plastic lumber and reinforced concrete. Management believes that the Company's markets are large and growing rapidly. The Company feels that acceptance by only one or two of the Company's early target customers should result in other end-product manufacturers quickly pulling FIBEX into their manufacturing process as they see the benefits achieved by major players in related industries. This, together with exceptional opportunities for new products made possible by FIBEX, give AFI the potential for rapid, sustained growth.

Management / Advisors

     AFI feels it has attracted professionals with high caliber talent, expertise, and experience who are committed to achieving its success. In addition to key industry experts, the Company has secured the services of an international engineering, construction and construction management firm, a business finance and venture capital partner experienced with assisting early stage companies with public market access, and United States and Canadian counsel experienced in international law, intellectual property protection, and private and public securities offerings.

Strategic Alliances / Development Partners

     The Company has established relationships with market leaders for strategic alliances and product development. These companies hold significant market share in their product categories and were chosen by AFI because they ideally fit our strategy due to their commitment to product improvement through innovation, as well as their size, market penetration and product diversity. The acceptance of FIBEX by these market leaders will serve to immediately confirm the superior qualities of FIBEX and provide AFI with key market access. Our negotiations contemplate their independent development and testing of prototype products incorporating FIBEX. Several of the companies have expressed an interest in a financial investment in the Company. We anticipate that the development partners will negotiate purchase contracts for FIBEX prior to plant completion.

Current Test Results

     Trials have been conducted using FIBEX to reinforce both high-density polyethylene (HDPE) and polypropylene (PP), the two most extensively used thermoplastic resins. The trial specimens were successfully produced containing 25% and 40% FIBEX by weight with the use of coupling agents. Results from the evaluation of mechanical properties of the first samples show a 250 % increase in the stiffness (modulus) for HDPE and a 175% increase for PP, as compared to unfilled resin. These increases in stiffness make FIBEX a very attractive reinforcement for plastic resins in all market segments.

     A comparison of the mechanical properties of FIBEX reinforced HDPE to those of commercially available plastic lumber, one major potential market, is even more impressive. The stiffness and strength values for FIBEX are better than those for all other types of fillers and reinforcers such as talc, mica, and woodflour. In comparison to fiberglass, the bending stiffness and bending strength of FIBEX reinforced thermoplastic is equal to the fiberglass reinforced thermoplastic. This is significant because it means that FIBEX can replace fiberglass in structural plastic applications. When compared to other unfilled and natural material filled products on the market, preliminary tests indicate increases in strength and stiffness from 37% to 255%, and 168% to 287%, respectively.

     AFI is currently optimizing the processing and compounding stages of FIBEX based reinforced thermoplastic and expects the results to show further increases in the mechanical and physical properties.

Technology

     AFI, through an affiliated company, has recently licensed a patent pending technology that offers us a significant economic advantage. The technology allows AFI to eliminate steps in the production process, saving capital and operating costs. The technology further enhances our leading position in the race to deliver flax fiber with enhanced mechanical properties to the plastics industry and, more specifically, to the automotive industry. The license gives us worldwide exclusive rights to the technology for the applications we are pursuing.

     Additional product protection strategies may include process and product patents. AFI's patent attorneys have opined that our original proprietary technology and Fibex as a unique product are patentable. This may dictate securing more broadly based patents encompassing both the FIBEX production process, the unique attributes it brings to the compounding process in general and perhaps to specific compounded products. FIBEX has been trademarked in the U.S. and filings will follow in Canada.

Initial Plant Site

     Due to the abundance of its raw material supply for the manufacture of FIBEX, AFI intends to locate its first operating plants in the province of Saskatchewan, Canada. Local and provincial government support has been established, and is evidenced by commitments to provide to AFI land, infrastructure and attractive tax incentives, along with training programs and substantial wage reimbursements. Additionally, AFI has the pledged support of government agencies and community leaders to organize a cooperative to ensure a long-term supply of quality raw material. Canada Farm Credit, CIBC (the largest commercial bank in Canada), and several other financing entities have expressed strong interest in arranging any required debt financing.

JOVUS, LTD.- is a St. Vincent corporation. Its primary purpose is to own and/or hold intellectual property and the rights pertaining thereto. It has no other operations.


ITEM 15. ACQUISITION OR DISPOSITION OF PROPERTY

No action is to be taken by the Company with respect to the acquisition or disposition of any property.

ITEM 16. RESTATEMENT OF ACCOUNTS

No action is to be taken by the Company with respect to the restatement of any asset, capital, or surplus account of the Company.


ITEM 17. ACTION WITH RESPECT TO REPORTS

No action is to be taken by the Company with respect to any report of the Company or of its directors, officers, or committees or any minutes of a meeting of its security holders.


ITEM 18. MATTERS NOT REQUIRED TO BE SUBMITTED

No action is to be taken by the Company with respect to any matter which is not required to be submitted to a vote of security holders. Management does not know of any other matters which may come before this meeting. However, if any other matters are properly presented to the meeting, it is the intention of the officers and directors named in the accompanying information statement to vote, or otherwise act, in accordance with their judgment on such matters.

ITEM 19. AMENDMENT OF ARTICLES, BYLAWS OR OTHER DOCUMENTS

Action will be taken by the Company with respect to the restatement and amendment of articles of the Company, whereby the name of the company will be changed from "Oak Brook Capital III, Inc." to "ALPHA FIBRE, INC.", the Company's Articles of Incorporation will be amended to Copies of the proposed Restated and Amended Articles of Incorporation, which are available upon request by contacting the Company in writing at 1250 Turks Head Building, Providence, Rhode Island 02903.

ITEM 20. OTHER PROPOSED ACTION

No action is to be taken by the Company on any matter not specifically referred to in this Schedule 14C.


ITEM 21. VOTING PROCEDURES

The Board of Directors has fixed September 19, 2000 as the record date for the determination of shareholders entitled to vote at the meeting. At the close of business on that date there were outstanding and entitled to vote 1,678,000 shares of Common Stock entitled to one (1) vote per share (the "Voting Shares"). The affirmative vote of the holders of a majority of the Company's Voting Shares is required to approve each of the Proposals.

The directors, officers and affiliates of the Company as a group own or may be deemed to control 1,550,000 shares of Common Stock constituting ninety-two percent (92%) of the outstanding shares of Voting Shares.
Each of the directors, nominated directors and officers has indicated his or her intent to vote all shares of Voting Shares owned by him or her in favor of each item set forth herein.


ITEM 22. INFORMATION REQUIRED IN INVESTMENT COMPANY PROXY STATEMENT

Not applicable


              THIS INFORMATION STATEMENT IS PROVIDED TO YOU
                     FOR INFORMATION PURPOSES ONLY.

              NO ACTION ON YOUR PART IS SOUGHT OR REQUIRED.